UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2004

HELMERICH & PAYNE, INC.

(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4221 (Commission File Number)	73-0679879 (I.R.S. Employer Identification Number)

1437 South Boulder Avenue, Tulsa, Oklahoma (Address of Principal Executive Offices)	74119 (Zip Code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Exhibit 10.1 to this report is the Director Deferred Compensation Plan of the Registrant which was adopted by the Board of Directors on September 1, 2004 and becomes effective on October 1, 2004. The Plan permits Directors of the Registrant to be compensated for service as a Director on a deferred basis. Each Director may elect under the Plan to defer into a separate account all or a portion of such Director's cash compensation paid by the Registrant for services as a Director. The Plan provides two deemed investment alternatives for compensation deferred under the Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit No.	Description
10.1	Helmerich & Payne, Inc. Director Deferred Compensation Plan

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.
By:	/s/ Steven R. Mackey
	Name:	Steven R. Mackey
	Title:	Vice President

Dated: September 2, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.1	Helmerich & Payne, Inc. Director Deferred Compensation Plan

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